UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2007

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2007, the Board of Directors (the “Board”) of Blockbuster Inc. (“Blockbuster”) approved an increase in the annual base salary of Frank G. Paci, Blockbuster’s Executive Vice President, Strategic Planning and Business Development from $434,000 per year to $455,700 per year. The Board’s determination was based on the recommendation of Blockbuster’s Compensation Committee and was made in connection with Blockbuster’s periodic review of executive officer salaries in light of job responsibilities, personal performance and other factors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2007, Blockbuster filed a certificate of amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”), which became effective as of the same date. The Charter Amendment was approved on May 9, 2007 by Blockbuster’s stockholders. Prior to the Charter Amendment becoming effective, the Board was divided into three classes with staggered three-year terms, and not more than one class of directors was elected at any annual meeting of stockholders. The Charter Amendment removes the provisions related to a classified Board, thereby eliminating the classes with their staggered three-year terms. Under the Charter Amendment, each Board member’s term is for one year, which requires all members of the Board to stand for election annually. As a result, beginning with the 2008 annual meeting, Blockbuster will hold annual elections for all directors. A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On March 19, 2007, the Board approved an amendment to Blockbuster’s Amended and Restated Bylaws (the “Bylaws Amendment”), which became effective as of the date of the effectiveness of the Charter Amendment. The Bylaws Amendment removes the provision related to a classified Board. A copy of the Bylaws Amendment is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.

3.2	Amendment to the Amended and Restated Bylaws of Blockbuster Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: May 10, 2007	By:	/s/ Larry J. Zine
Larry J. Zine
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.

3.2	Amendment to the Amended and Restated Bylaws of Blockbuster Inc.